Exhibit 99.2

VYNE Therapeutics Inc.

Merger with Yarrow Bioscience

Call Participants:

Dave Domzalski, CEO of VYNE Therapeutics

Rebecca Frey, CEO of Yarrow Bioscience

John Fraunces, LifeSci Advisors

Operator

Good morning and welcome to the VYNE Therapeutics Conference Call to discuss the merger of VYNE and Yarrow Bioscience. This call is being recorded for replay at the company’s request. It’s now my pleasure to turn the call over to John Fraunces, Director, Corporate Communications for LifeSci Advisors. Please go ahead, John.

John Fraunces (LifeSci Advisors)

Good morning and thank you for joining us for today’s conference call.

The link to this webcast is on the “Investors” page of the VYNE Therapeutics corporate website.

Before we begin, I would like to remind you that our call today will include remarks about future expectations, plans and prospects for VYNE and Yarrow, which constitute forward-looking statements for the purpose of the Safe Harbor provisions under applicable federal securities laws. These forward-looking statements include, without limitation, statements regarding the proposed merger and other contemplated transactions. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those expected, including those listed at the bottom of the press release that was released this morning.

Please note, as outlined on the press release, that you are advised to read, when available, VYNE’s filings with the SEC including a registration statement that will contain a proxy statement and a prospectus because these documents will contain important information about the transaction and the participants’ interest in such transactions. These documents can be obtained without charge at the SEC’s internet website www.sec.gov.

I'll now turn the conference over to Dave Domzalski, President and Chief Executive Officer of VYNE.

David Domzalski

Thank you, John.

As we announced in our press release this morning, VYNE and Yarrow Bioscience have entered into a merger agreement pursuant to which the companies will combine in an all-stock transaction. Yarrow Bioscience is a privately-held clinical-stage company founded by RTW Investments and focused on bringing a potentially first-in-class thyroid-stimulating hormone receptor (or TSHR) antibody to market for the treatment of Graves’ disease and thyroid eye disease (commonly referred to as TED). Joining me on today's call is Dr. Rebecca Frey, Chief Executive Officer of Yarrow, who is expected to become the Chief Executive Officer of the combined company following the closing of the transaction.

I’ll begin today’s call by reviewing the details of our proposed merger with Yarrow and the pre-closing private placements in Yarrow by leading biotech investors to support the Yarrow programs moving forward. Following these remarks, Rebecca will provide an overview of Yarrow, its strategy and pipeline.

Over the last several months, VYNE has undertaken a comprehensive, strategic review to evaluate a wide range of options for maximizing stockholder value, including the assessment of our internal pipeline, financing opportunities and strategic alternatives. After carefully reviewing all of our strategic options with our Board and our advisors, we believe this transaction with Yarrow offers VYNE stockholders a compelling opportunity for both short- and long-term value creation through a cash dividend to VYNE’s pre-merger stockholders, as I’ll describe below, and continued ownership in the combined company, which will focus on Yarrow’s lead asset YB-101 for the treatment of Graves’ disease and TED.

Upon the closing of the transaction, the combined company’s cash position is expected to provide cash runway into 2028, which is anticipated to be sufficient to advance Yarrow’s lead asset YB-101 through key inflection points. This cash position includes total proceeds of $200M from pre-closing private placements of Yarrow common stock and common stock equivalents to a syndicate of best-in-class healthcare specialist investors. This syndicate was led by RTW Investments and OrbiMed Advisors with participation from Janus Henderson, venBio Partners, Logos Capital, LifeSci Venture Partners and Perceptive Advisors. With this capital and support from world-class investors, we are confident the combined company is well equipped to execute its strategy through significant value-driving clinical catalysts.

Under the terms of the merger agreement, the pre-merger VYNE stockholders are expected to own approximately 3% of the combined company. Additionally, VYNE also expects to pay a cash dividend to pre-merger VYNE stockholders of approximately $14.5 to $16.5 million immediately prior to the closing of the merger. Pre-merger Yarrow stockholders (inclusive of those investors participating in the Yarrow pre-closing financings) are expected to own approximately 97% of the combined company.

Following the close of the proposed transaction, the combined company is expected to operate under the name Yarrow Bioscience, Inc. and to begin trading on Nasdaq under the ticker symbol YARW. We expect the merger transaction to close in the second quarter of 2026.

We, at VYNE, have been impressed with Yarrow’s outstanding medical science and the quality of its leadership, and have confidence in their ability to deliver on their strategy going forward. As shared, our decision to enter into this agreement with Yarrow follows a thorough strategic review and we believe that this transaction positions our stockholders to realize value both in the short term and in the years ahead.

On behalf of the VYNE management team, I would like to thank the board members from each company for unanimously approving the transaction, which is subject to stockholder approval and customary closing conditions.

With that, I’m pleased to introduce Dr. Rebecca Frey, Chief Executive Officer of Yarrow Bioscience.

Rebecca Frey

Thank you, Dave, for the introduction. On behalf of Yarrow, I want to thank you and the entire VYNE team for your partnership as we embark on this exciting transaction.

Today, we are thrilled to introduce Yarrow Bioscience and announce our planned merger with VYNE Therapeutics. At Yarrow, we are driven to develop safe and effective therapies to address unmet needs in thyroid autoimmune diseases, which produce serious, chronic, and debilitating clinical sequelae. To that end, we are building a deeply experienced team of global drug developers and have in-licensed an asset with transformative clinical potential. Our company is focused on bringing a clinical-stage, potentially first-in-class TSHR antibody therapeutic to market for the treatment of both Graves’ disease and thyroid eye disease (TED). Graves’ disease and TED represent areas of significant unmet need for targeted therapeutics, particularly in patients who are inadequately treated with first-line therapies. We recently in-licensed YB-101, also known as GS-098, a humanized, monoclonal antibody targeting TSHR, from Changchun GeneScience Pharmaceutical Co., Ltd. (GenSci). GenSci is currently developing YB-101 for the treatment of Graves’ disease and TED in China. Through this collaboration, Yarrow has obtained global, ex-China rights to develop YB-101 for both indications. YB-101 is a selective antibody to TSHR that has demonstrated promising efficacy results in preclinical models of Graves’ disease and TED. This investigational product candidate is administered in a convenient subcutaneous injection and possesses a long half-life. YB-101 is currently being evaluated in an ongoing Phase 1 clinical trial in TED by our partner GenSci in China. Data from the single ascending dose portion of this trial in TED patients is expected in the first half of 2026. In parallel with GenSci’s Phase 1 TED trial, Yarrow intends to initiate a combined Phase 1b/2b trial of YB-101 in patients with Graves’ disease in the United States and other territories in the first half of 2026.

Graves’s disease is a common endocrine disease, affecting an estimated one percent of the United States population. Among patients with Graves’, an estimated 30-50% will go on to also develop TED. The current mainstay of treatment is antithyroid drugs (ATDs), which inhibit thyroid hormone synthesis. However, ATDs are associated with dose-limiting toxicities, including hepatitis and agranulocytosis, and not all patients achieve adequate disease control on ATDs. In Graves’ disease, studies have shown that after one year, 25% or more of patients who receive first-line treatment with ATDs remain inadequately controlled and that even more patients may be refractory after two years. When patients with Graves’ disease cannot be adequately controlled with ATDs, their only options are tissue ablative interventions such as radioactive iodine or surgery to remove the thyroid, which both have significant safety risks. Similarly, in TED, patients are initially treated with glucocorticoids. If adequate response is not achieved, they may be treated with teprotumumab, an antibody targeting the IGF-1 receptor. Teprotumumab is effective at improving the signs and symptoms of TED, however, it is associated with dose-limiting toxicities, including hearing impairment and hyperglycemia. It also does not directly inhibit the activity of autoantibodies at the TSH receptor. Currently there are no approved therapies that can treat both Graves’ hyperthyroidism and TED, and we believe that an easy-to-administer TSHR antibody with a favorable risk/benefit profile could become the preferred treatment for patients who are not adequately controlled on first-line therapies.

TSHR blockade directly addresses the main driver of both diseases. Both Graves’ disease and TED are polyclonal diseases in which autoantibodies attack and overstimulate the TSH receptor in the thyroid gland or in the eye. This overstimulation leads to hyperthyroidism and, in TED, orbitopathy. Based on this well-characterized disease biology, TSHR is a rational target to treat both diseases because it is the final effector site, regardless of autoantibody type or titer. Recent publications of clinical trials evaluating this approach have shown that competitively blocking TSHR with a therapeutic antibody can rapidly reverse hyperthyroidism and improve signs and symptoms in patients with Graves’ disease and TED.

The differentiated target product profile of our TSHR antibody is a convenient, subcutaneous therapy that we believe will deliver rapid and efficient reversal of hyperthyroidism along with meaningful improvement of extrathyroidal symptoms. These effects are expected to be sustained over 4-week or longer dosing intervals, and it is expected that this benefit can be achieved with a favorable risk/benefit profile. This approach may offer a potentially rapid-acting, highly beneficial, and convenient treatment option for patients with Graves’ disease and TED. It represents a potential breakthrough for patients who are not adequately controlled with first-line therapies. We believe this approach has a strong value proposition and the addressable market across both indications represents a substantial global commercial opportunity.

In conclusion, we are excited to advance YB-101 globally, through our partnership with GenSci and through the planned merger with VYNE. In support of our bold vision for YB-101, we are delighted to welcome an industry-leading investor syndicate to fund our clinical progress in both indications. We look forward to working together with the VYNE team in the months ahead to prepare for the successful completion of this merger.

With that, I will conclude my remarks and hand the call back to the operator. Thank you for joining the call.

Operator will conclude call (no Q&A).

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this communication, other than purely historical information, may constitute “forward-looking statements” within the meaning of the federal securities laws, including for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. These forward looking statements include, but are not limited to, express or implied statements regarding the structure, timing and completion of the proposed Merger; the combined companies’ cash position after closing of the proposed Merger and cash runway of the combined company; the combined company’s listing on Nasdaq after closing of the proposed Merger; expectations regarding the ownership structure of the combined company; the anticipated timing of closing; the expected executive officers of the combined company; the future operations of the combined company; the nature, strategy and focus of the combined company; the development and commercial potential and potential benefits of any product candidates of the combined company; anticipated clinical drug development activities and related timelines, including the expected timing for trial initiation, data and other clinical results; and other statements that are not historical fact. Any forward-looking statements in this communication are based on management’s current knowledge and its present beliefs and expectations regarding possible future events and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially and adversely from those set forth or implied by such forward-looking statements. There can be no assurance that future developments affecting the combined company will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the combined company’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to: the risk that the conditions to the closing of the Merger are not satisfied, including the failure to timely obtain shareholder approval for the transaction, if at all; uncertainties as to the timing of the consummation of the Merger and the ability of each of VYNE and Yarrow to consummate the Merger; risks related to VYNE’s ability to manage its operating expenses and its expenses associated with the Merger pending closing; risks related to the failure or delay in obtaining required approvals from any governmental or quasigovernmental entity necessary to consummate the Merger; the risk that as a result of adjustments to the exchange ratio, VYNE shareholders and Yarrow stockholders could own more or less of the combined company than is currently anticipated; risks related to the market price of VYNE’s common stock relative to the value suggested by the exchange ratio; unexpected costs, charges or expenses resulting from the transaction; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Merger; the uncertainties associated with Yarrow’s product candidates, as well as risks associated with the clinical development and regulatory approval of product candidates, including potential delays in the commencement, enrollment and completion of clinical trials; risks related to the inability of the combined company to obtain sufficient additional capital to continue to advance these product candidates and its preclinical programs; uncertainties in obtaining successful clinical results for product candidates and unexpected costs that may result therefrom; risks related to the failure to realize any value from product candidates and preclinical programs being developed and anticipated to be developed in light of inherent risks and difficulties involved in successfully bringing product candidates to market; risks associated with the possible failure to realize certain anticipated benefits of the Merger, including with respect to future financial and operating results; the risk that the related financing is not consummated; and the risk that VYNE’s shareholders receive more or less of the cash dividend than is currently anticipated; and those uncertainties and factors described under the heading “Risk Factors” in VYNE’s Annual Report on Form 10-K for the year ended December 31, 2024 and Quarterly Report on Form 10-Q for the quarter ended September 30, 2025, and VYNE’s other filings from time to time with the SEC. Nothing in this communication should be regarded as a representation by any person that the forward-looking statements set forth therein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements in this communication, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein. The combined company does not undertake or accept any duty to make any updates or revisions to any forward-looking statements.

NO OFFER OR SOLICITATION

This communication is not intended to and do not constitute (i) a solicitation of a proxy, consent or approval with respect to any securities or in respect of the proposed transaction or (ii) an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction.

NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE SECURITIES OR DETERMINED IF THIS COMMUNICATION IS TRUTHFUL OR COMPLETE

IMPORTANT ADDITIONAL INFORMATION ABOUT THE PROPOSED TRANSACTION WILL BE FILED WITH THE SEC

This communication is not a substitute for any other document that VYNE may file with the SEC in connection with the proposed transaction, including the registration statement on Form S-4 (the “Form S-4”) that will contain a proxy statement and prospectus. In connection with the proposed transaction between VYNE, Yarrow and Merger Sub, VYNE intends to file relevant materials with the SEC, including the Form S-4. VYNE URGES INVESTORS AND STOCKHOLDERS TO READ THE REGISTRATION STATEMENT, INCLUDING THE PROXY STATEMENT/PROSPECTUS CONTAINED THEREIN, AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT VYNE, YARROW, MERGER SUB, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and stockholders will be able to obtain free copies of the Form S-4 and other documents filed by VYNE with the SEC (when they become available) through the website maintained by the SEC at www.sec.gov. In addition, investors and stockholders should note that VYNE communicates with investors and the public using its website (www.vynetherapeutics.com) and the investor media website (https://vynetherapeutics.com/investors-media) where anyone will be able to obtain free copies of the Form S-4 and included proxy statement/prospectus and other documents filed by VYNE with the SEC and stockholders are urged to read the Form S-4 and included proxy statement/prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed transaction.

PARTICIPANTS IN THE SOLICITATION

VYNE, Yarrow and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from stockholders in connection with the proposed transaction. Information about VYNE’s directors and executive officers, including a description of their interests in VYNE, is included in VYNE’s most recent definitive proxy statement, as filed with the SEC on November 12, 2025. Additional information regarding these persons and their interests in the proposed transaction will be included in the proxy statement/prospectus relating to the proposed transaction when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated above.